Prospectus Supplement	September 26, 2006

PUTNAM PRIME MONEY MARKET FUND Prospectuses dated January 30, 2006

Under the heading “Fees and Expenses”, the footnote <> under “Annual Fund Operating Expenses” is replaced with the following:

<> Reflects Putnam Management’s contractual obligation to limit fund expenses through September 30, 2007. Putnam Management may, from time to time, limit fund expenses, exclusive of brokerage, interest, taxes, extraordinary expenses and payments under the fund’s distribution plans, to an annual rate as low as 0.12% of the fund’s average net assets and, in any event, will limit those expenses to an annual rate no greater than 0.20% of the fund’s average net assets, as shown in the table. As of September 19, 2006, such expenses were limited to 0.12% of the fund’s average net assets.

PUTNAM INVESTMENTS	238263 9/06